Huntington ForeRetirement Variable Annuity

Supplement Dated June 5, 2015 to your Prospectus dated May 1, 2015

Effective July 13, 2015, the following changes are made to the PIMCO EqS Pathfinder Portfolio®:

Portfolio Name

The PIMCO EqS Pathfinder Portfolio® is renamed PIMCO Global Dividend Portfolio.

Investment Objective

The investment objective is deleted and replaced with:

The Portfolio’s primary investment objective is to seek to provide current income that exceeds the average yield on global stocks.  The Portfolio’s secondary objective is to seek to provide long-term capital appreciation.

This Supplement Should Be Retained For Future Reference.

HFR.I-060515-MC